Exhibit 10.19


                                 484 Lighthouse
                                      LEASE









                                A. G. Davi, Ltd.
                              Post Office Box 2350
                             Monterey, CA 93942-2350
                                  408-373-2222



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


INDEX
Paragraph
1.    Definition
2.    Premises                                                               1
3.    Term of Lease                                                          1
4.    Rental                                                                 1
5.    Adjustment of Fixed Rent                                               2
6.    Security Deposit                                                       2
7.    Governmental Intervention                                              2
8.    Designation of Maintenance, Repair of Common Area                      2
9.    Purpose                                                                4
10.   Compliance with Law                                                    4
11.   Use and Cleanliness and quiet Enjoyment                                4
12.   Assignment and Sub-Letting                                             4
13.   Acceptance of Premises                                                 5
14.   Liens                                                                  5
15.   Accession                                                              6
16.   Waste                                                                  6
17.   Holdover Tenancy                                                       6
18.   Fire and Glass Insurance                                               6
19.   Liability Insurance                                                    7
20.   Personal Property Taxes                                                7
21.   Damage and or Destruction of Demised Premises                          7
22.   Prohibitive Acts                                                       7
23.   Inspection                                                             8
24.   Bankruptcy or Insolvency                                               8
25.   Default and Reentry                                                    8
26.   Lessor and Lessee Liability                                            9
27.   Late Payment Charges and Interest on Delinquencies                     9
28.   Attorney's Fees                                                        9
29.   Non-Waiver or Breach                                                   9
30.   Condemnation                                                           10
31.   Utilities                                                              10
32.   Heirs and Assigns                                                      10
33.   Notices                                                                10
34.   Construction                                                           11
35.   Layout of Demised Premises and Surrounding
      Area Owned by Lessor                                                   11
36.   Number and Gender                                                      11
37.   Marginal Titles                                                        11
38.   Modification and Voidance of Prior Agreements                          11
39.   Time of Essence                                                        11
40.   Payments not in Substitution                                           11
41.   Conveyance by Lessor                                                   11
42.   Signs and Advertising                                                  12
43.   Statement of Lessee                                                    12
44.   Cleaning, Janitorial, Garbage and
      Refuse Collection                                                      12
45.   Alterations/Improvements                                               12
46.   Subordination                                                          12
47.   Hazardous Material                                                     13
      Exhibit A Lease Particulars                                            15
      Exhibit B Schematic Diagram                                            16
      Addendum No. 1                                                         17
      Option to extend Term                                                  18



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


LEASE

This Lease, made and entered into on the date appearing in the signature block hereof, by and between J.V. Rossi. (hereinafter referred to as Lessor), and Cypress Bank a California Corporation hereinafter referred to as Lessee).

WITNESSES:

1.    DEFINITIONS:

      1) Lease Year. For the purpose of this Lease, a "lease year" is a period during the lease term commencing on the first day of the lease term (except that if the lease term commences on a day other than the first day of a calendar month, then the "lease year" shall commence on the first day of the next succeeding calendar month) and ending at midnight twelve (12) full calendar months thereafter; provided, however that the last lease year shall end at the end of the lease term, except that if such period includes less than the whole of a calendar month, that portion of the calendar month included within the period is a month.

      2) Common Area. As used in this Lease, the term "common area" shall include all areas and facilities in, upon or about the Center, by Lessor for the non-exclusive use of Lessee in common with other authorized users. It is understood and agreed that the common area is not a portion of the premises demised to Lessee hereunder.

      3) Floor Area. The term "floor area" means that actual number of square feet of floor space within the exterior faces of the exterior walls (except party and interior walls. In which case the center thereof instead of the exterior faces shall be used) of the buildings, including vacant space therein. The term "floor area" refers to gross floor area, and no deductions shall be made from the "floor area" by reason of columns, stairs, or other interior construction or equipment. The total "floor area" of the demised premises and the total "floor area" of the buildings, including the "floor area" of the demised premises is hereby defined, fixed, determined and agreed by Lessee and Lessor as set forth above and shown on Exhibit "A" attached hereto and shall be conclusive upon the parties hereto.

      4) MRWPCA. The term "MRWPCA" shall mean Monterey Regional Water Pollution Control Agency.

      5) CENTER. The term "Center" shall include: shopping center, professional office building, mixed-use properties, single and multi-tenant properties, industrial, retail, warehouse, and other general commercial properties, all of which may be improved or unimproved, owned by Lessor.

2. PREMISES: In consideration of the terms, covenants, conditions and obligations herein contained, to be kept, performed and complied with by Lessee, and upon the condition that Lessee keeps, performs and complies with said terms, covenants, conditions and obligations, Lessor does hereby demise to Lessee, and Lessee does hereby rent from Lessor those certain premises described in Exhibit "A" attached hereto (hereinafter demised premises), located at 484 Lighthouse, Suites 101,103, 93940, (hereinafter Center). This Lease is of real property in a Multi-Use Shopping Center within the meaning of the Bankruptcy Code. 11 U.S.C. Section 365(b)(3).

3. TERM OF LEASE: The term of this Lease shall be for the approximate number of years appearing as the Approximate Term on Exhibit "A" attached hereto and shall commence on the Commencement Date as it appears in said Exhibit "A" and shall terminate on the Expiration Date as it appears on said Exhibit "A", unless earlier terminated. If Lessor, for any reason whatsoever, cannot deliver possession of the said premises to Lessee at the commencement of the term hereof, this Lease shall not be void or voidable, nor shall Lessor be liable to Lessee for any loss or damage resulting therefrom, but in that event there shall be a proportionate reduction of rent covering the period between the commencement of the said term and the time when Lessor can deliver possession.

4. RENTAL: Lessee hereby covenants to pay to Lessor, at the time and place and computed in the manner hereinafter set forth, as rental for the demised premises for each month. As hereinafter defined, during the term of this Lease, no less than the Initial Fixed Rent appearing in Exhibit "A" as adjusted from time to time in accordance with the provisions of paragraph 5, below. Initial Fixed Rent as so adjusted shall be called the Then Fixed Rent and shall be paid, and MRWPCA charges, monthly, in advance, on the first day of each month during the lease term. Rental payments and charges shall not be reduced by any claims, demands, or off-sets against Lessor of any kind whatsoever. Notwithstanding anything in this Lease to the contrary, all amounts payable by Lessee to or on behalf of Lessor under this Lease, whether or not expressly denominated as rent, shall constitute rent for the purposes of the Bankruptcy Code, 11 U.S.C. Section 502(b)(6).



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

5. ADJUSTMENT OF FIXED RENT: Notwithstanding the provisions of paragraph 4, the fixed rent shall be adjusted on the first day of the second lease year and thereafter at twelve-month intervals for so long as this Lease or any extension thereof shall be in effect, unless otherwise agreed in writing by Lessor and Lessee as follows: on the first day of the second lease year and on the first day of each lease year thereafter (the adjustment dates), the Then Fixed Rent shall become the product of multiplying the Then Fixed Rent attached hereto, by the annual percentage increase as reflected in the Consumer Price Index for All Urban Consumers in the San Francisco - Oakland area as published by the Bureau of Labor Statistics, United States Department of Labor or any successor index, for the calendar month preceding the adjustment dates.

6. SECURITY DEPOSIT: On or before the date of execution of this Lease, Lessee has delivered to Lessor, receipt of which is hereby acknowledged by Lessor, the following payments, as they appear on Exhibit "A" attached hereto:
      1) the Initial Monthly Payment consisting of the Initial Fixed Rent plus the first month's common-area, MRWPCA and other charges or reimbursements, as applicable, and
      2) the Security Deposit, for the full and faithful performance by Lessee of all of the covenants, conditions, terms and obligations of this Lease to be performed and kept by Lessee. If Lessee shall have fully and faithfully complied with all of the terms, covenants, conditions and obligations of this Lease, the security deposit shall be returned to Lessee within fifteen days after Lessee has vacated the demised premises. If Lessee defaults in respect to any of the terms, covenants, conditions and obligations of this Lease, including but not limited to nonpayment of rent, Lessor may use, apply or retain the whole or any part of the security deposit for the payment of any rent in default or for reimbursement of Lessor for any sums which Lessor may spend or be required to spend by reason of Lessee's default. The application by Lessor of all or any part of said security deposit shall not preclude Lessor from thereafter exercising each and all of Lessor's other rights and remedies upon such default of Lessee. Should Lessor resort to any portion or all of the security deposit then, and in that event, Lessee agrees to pay to Lessor the amount for which resort to the security deposit was had and necessary to restore the security deposit to the original sum required hereunder. Lessee will receive no interest on any portion of the security deposit.

7. GOVERNMENTAL INTERVENTION: In the event that Lessee's occupancy of the demised premises shall be prohibited, restricted, modified or interfered with in any respect by or as a result of any action of any governmental authority or agency then Lessee shall comply with any and all lawful orders made by any such governmental agency having jurisdiction in the premises and in the event that Lessee's occupancy shall be prohibited by reason of the intervention of such governmental agency then Lessee's sole remedy hereunder shall be an option to cancel this Lease and from and after the giving of written notice of the exercise of such option to cancel this Lease neither party hereto shall thereafter have any further obligations whatsoever by reason of this Lease. Lessee shall obtain any and all governmental approvals, authorizations, and permits necessary to enable Lessee to operate Lessee's business or practice in the premises and shall comply with any and all conditions and requirements imposed thereon, all at Lessee's sole cost and expense. Lessor shall have no obligation for obtaining any such approvals, authorizations or permits nor shall Lessor have any obligations or responsibility by reason of any governmental intervention, prohibition, condition or qualification with respect to Lessee's occupancy of the demised premises or Lessee's business or practice conducted therein regardless of whether any such governmental action be based upon any action or inaction of Lessor or action or inaction of Lessee. Lessor makes no warranties or representations with respect to the status or need for any governmental approvals, authorizations or permits by either Lessor or Lessee, and Lessee assumes full and complete responsibility for determining what permits, approvals and authorizations, if any are required, necessary or desirable.

8.    DESIGNATION. MAINTENANCE, REPAIR OF COMMON AREAS:

      1) Within and about the Center Lessor will from time to time provide and designate for the general use and convenience (among others) of Lessee and other lessees of all or any part of the Center and their respective employees, clients, customers and guests, certain common areas.

      2) These shall include, but are not limited to sidewalks, landscaped areas, driveways, entrances, exits, lighting standards, lighting fixtures, exterior stairways, corridors, interior stairs, balconies and similar areas and improvements, loading and delivery areas, refuse disposal areas, and other areas and facilities that may be provided and designated by Lessor from time to time for the general use and convenience.

      3) If Lessee defaults in making any payments required by this Subparagraph 3) Lessor may, in addition to other remedies under this Lease or provided by law, deny Lessee and its employees, patients, clients, sub-tenants, licensees, agents, service suppliers, customers



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

      and patrons, the right to use any part of the common area, and may withhold all privileges herein granted so long as Lessee remains in such default.

      4) In addition to the other rights herein reserved. Lessor shall have the right, in its sole discretion:

            a) To determine the nature and extent of the common area, whether the same shall contain surface, underground or multi-decked parking, and at any time to make such changes in the physical character, size, location, number, layout and operation of the common area as Lessor may deem advisable, including, but not limited to, the locating and relocating of driveways, entrances, exits, the direction and flow of traffic, vehicle parking spaces, the installation of restricted use areas and other changes to the common area in general :

            b) To establish and at any time to change, alter, amend and to enforce against Lessee and other users of the common area such reasonable rules and regulations, of which Lessor shall give Lessee written notice, as may be deemed necessary and advisable for the proper and efficient operation and maintenance of the common area and the Center. Lessee agrees to conform to and abide by all such rules and regulations in its use of the common area;

            c) To designate or prescribe upon written notice to Lessee, certain parts or sections within the common area in close proximity to the buildings, in which Lessee's employees, agents, sub-tenants, and concessionaires shall be forbidden to park their automobiles and, in the event that Lessor makes such a designation. Lessor may require such persons to use only such space in the common area or available public space outside thereof as is not so restricted. Upon written request of Lessor, Lessee shall, within seven days thereafter, furnish to Lessor the automobile license numbers of the automobiles customarily used by the above-specified persons.

9. PURPOSE: Lessee covenants that during Lessee's occupancy of the demised premises, Lessee will use the demised premises solely for the purpose of operating the practice or business appearing as Business Purpose in Exhibit "A" attached hereto. Lessee further covenants that Lessee will not at any time during Lessee's occupancy, use the premises for any other purpose without the written consent of Lessor first had and obtained.

10. COMPLIANCE WIM LAW: Lessee covenants that during Lessee's occupancy of the demised premises Lessee shall at Lessee's own cost and expense, promptly and properly observe, comply with and execute, all present and future orders, regulations, directions, rules, laws, ordinances and requirements of governmental authorities, including, but not limited to, state, municipal, county and federal governments and their departments, bureaus, boards and officials and the Board of Fire Underwriters and any other board or organization exercising similar functions arising from the use or occupancy of, or applicable in any manner to the demised premises or privileges appurtenant to or connected with the enjoyment of the demised premises.


11. USE AND CLEANLINESS AND OUIET ENJOYMENT: Lessee covenants that during Lessee's occupancy of the demised premises. Lessee will not permit said premises to be used for any improper, illegal or immoral purposes or permit Lessee's business to be carried on in such a manner, or Lessee's employees, clients, patients or customers to behave in such a manner as to be noisy, offensive or bothersome to other tenants or to others in the vicinity of the demised premises. Lessee further covenants to keep said premises and all windows therein clean at all times and free from dust, dirt or other unsightly substances and to deposit Lessee's refuse only in those areas designated by Lessor in writing from time to time.

12.   ASSIGNMENT AND SUB-LETTING:
      1) Lessee shall not sell, transfer, assign, mortgage or hypothecate this Lease or any interest in this Lease nor permit the use of the demised premises by any person or persons other than Lessee, nor sublet the premises or any part thereof without the written consent of Lessor first had and obtained, which consent shall not unreasonably be withheld. Consent to any of the aforementioned acts shall not operate as a waiver of the necessity of first obtaining the written consent of Lessor to any such subsequent act and the terms of any such consent shall be binding upon any person holding by, under or through any such written consent. Lessee agrees that the consent of Lessor shall not be deemed or considered withheld by reason of the fact that in the event of the sale of the business operated by Lessee on the demised premises, Lessor requires as a condition of the assignment of the Lease that the terms and



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            conditions of this Lease be modified, including but not limited to those terms and conditions concerning the security deposit or rent, or that a new lease be entered into. Lessee agrees that the consent of Lessor shall not be deemed or considered unreasonably withheld if Lessor refuses to consent to the assignment of this Lease to any person, firm or corporation other than an entity similar to that operated by Lessee with a financial statement and condition satisfactory to Lessor. In any event, if Lessor shall consent to any sublease, sale, transfer, assignment, mortgage or hypothecation of this Lease or any interest in this Lease, or if Lessee shall without such consent have sub leased, sold, transferred assigned, mortgaged or hypothecated this Lease or any or all of Lessee's interest therein then, without otherwise limiting any other remedies Lessor may have by law or under the provisions of this Lease, Lessor shall be entitled to receive and Lessee shall assign to and promptly pay to Lessor, any and all consideration that exceeds the monies owed by Lessee to Lessor under the terms of this Lease which are received by Lessee for or in connection with any such sublease, sale, transfer, assignment, mortgage or hypothecation of this Lease, including but not limited to all rent received by any sublessee that exceeds the amount of the Then Fixed Rent owed or paid by Lessee to Lessor and all transfer fees and the like, but excluding the sale price in the case of a sale of the business.

      2) If this Lease is assigned to any person or entity pursuant to the provisions of the Bankruptcy Code, 11 V.S.C. Section 101 et seq., any and all monies or other considerations payable or otherwise to be delivered in connection with such assignment shall be paid or delivered to Lessor, shall be and remain the exclusive property of Lessor and shall not constitute property of Lessee or of the estate of Lessee within the meaning of said Bankruptcy Code. Any and all monies and or other considerations constituting Lessor's property under the preceding sentence not paid or delivered to Lessor shall be held in trust for the benefit of Lessor and be promptly paid or delivered to Lessor.

      3) Any person or entity to which this Lease is assigned pursuant to the provisions of the Bankruptcy Code, aa U.S.C. Section 101 et seq., shall be deemed without further act or deed to have assumed all of the obligations arising under this Lease on and after the date of such assignment. Any such assignee shall, upon demand, execute and deliver to Lessor an instrument confirming such assumption.

13. ACCEPTANCE OF PREMISES: The entry by Lessee upon the demised premises shall be conclusive evidence against Lessee as an admission that every part of the demised premises is accepted "as is", and Lessee hereby agrees that Lessor has no responsibility for any cleaning, maintenance or repair of any part of said premises including but not limited to the plumbing, heating equipment, electrical wiring, fixtures, floors, ceilings, walls and their coverings and any contents situate therein; provided, however, that Lessor shall maintain the roof and exterior walls of the demised premises. Lessor shall have no responsibility in any respect for damages to property of Lessee caused by, water, flooding, waves or fluids of any nature or origin whatsoever. As part of the consideration for the rental, Lessee agrees to maintain the demised premises in a good, tenantable condition at all times during the term hereof, without cost to Lessor and further covenants that said premises shall not be altered, improved, or changed in any respect without the written consent of Lessor first had and obtained. Lessee hereby waives any and all benefits and rights to which Lessee might become entitled by reasons of Sections 1941 and 1942 of the Civil Code of California and any and all other provisions of any law that permit a Lessee to make repairs at the expense of a Lessor or to terminate a Lease by reason of the condition of the premises.

14. LIENS: Lessee covenants to keep the demised premises and any alterations, improvements and changes thereof, free and clear of liens of every kind and character whatsoever during Lessee's occupancy thereof, no matter what the source thereof, or the reason therefor, which may arise from the use or occupancy of said premises by Lessee, or from any work, labor or materials furnished to or performed upon said premises. Lessee further covenants to indemnify and hold Lessor free and harmless of and from any and all loss or damage howsoever arising by virtue of any such liens or claims of lien including any expense reasonably incurred by Lessor in defense against such claims. Lessor shall have the right to post and maintain on the demised premises such notices of non-responsibility or non-liability, as Lessor may deem appropriate to avoid any liability for liens.

15. ACCESSION: All alterations, improvements, additions or fixtures, including cabinets, shelves, panels, counters, built-in desks or other furniture, other than trade or professional equipment, fixtures and furniture not affixed to realty, that may be made, constructed or installed upon the demised premises by either Lessee or Lessor and that in any manner are attached to the floors, walls or ceilings, shall become and be the property of Lessor without cost and, at the



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

      termination of this Lease, shall remain upon and be surrendered with the premises as a part thereof without disturbance, molestation or damage thereto. Any floor covering that may be cemented, nailed, tacked or otherwise affixed to the floor of the demised premises shall become and be the property of Lessor. Any light fixture that may be installed by Lessee in, upon or about the demised premises shall become and be the property of Lessor whether such fixture be affixed by screws, bolts, nails, glue or otherwise.

16. WASTE: Lessee shall not commit nor suffer to be committed any waste, legal, equitable or otherwise, to or upon the demised premises or any part thereof and covenants that at the expiration of the term hereof or any sooner termination thereof, Lessee will quit and surrender up said premises to Lessor peaceably and quietly and in as clean and good condition as said premises now are or may be put into, reasonable use and wear excepted.

17. HOLD-OVER TENANCY: Lessor and Lessee agree that there shall be no renewal of this Lease, except upon execution of a written agreement, and that the fact that the Lessee may continue in possession of the premises without the written consent of Lessor shall not operate to renew this Lease. If Lessee should continue to occupy the demised premises after the expiration of the term hereof without the written consent of Lessor, Lessee shall be deemed a tenant at sufferance and hereby explicitly agrees to continue to be bound, at Lessor's discretion, by the terms and conditions of this Lease. This provision for holdover tenancy is not to be construed as limiting the rights or remedies otherwise available to Lessor to remove Lessee, or, to limit the rights of Lessor or Lessee to resolve any dispute relating to rental for any option period.

18. FIRE AND GLASS INSURANCE: During the term hereof Lessee shall maintain in full force and effect upon all of Lessee's trade fixtures, "tenants" betterments and improvements, equipment, inventory and stock in trade in the demised premises a policy or policies of fire insurance issued by an approved California insurance company rated A+ XIV with all risk coverage endorsement to the extent of at least ninety percent of the replacement cost of such items. As long as this Lease is in effect, the proceeds of any such policy shall be used for the repair or replacement of the fixtures and equipment so insured. Lessor shall have no interest in the insurance upon Lessee's fixtures and equipment and Lessor will cooperate with Lessee in the settlement of any claim or loss by Lessee, provided that Lessee gives to Lessor satisfactory assurance that the proceeds of such insurance will be used in compliance with the requirement hereinabove contained respecting repair or replacement of said fixtures and equipment. During the term hereof Lessee shall also maintain in full force and effect at Lessee's expense a policy or policies of plate glass insurance, insuring Lessor's and Lessee's interests, as they may appear, covering all glass situate in the demised premises. Lessee shall also maintain at Lessee's cost fire legal liability equal to the value of the space rented by Lessee on a replacement cost basis. Lessor is to be named as its interest may appear as regards Lessee's tenants' betterments and improvements on the fire insurance policy of the Lessee, and Lessee is to provide sufficient amount of coverage to at least ninety percent coinsurance with a replacement cost endorsement and inflation guard endorsement of not less that a ten percent annual increase or cost-of-construction average increase as published by F. W. Dodge Systems, McGraw-Hill, in the Daily Pacific Builder, or other index agreed upon by the Lessor and Lessee, whichever is higher. Lessee covenants during the term of this Lease to reimburse Lessor for Lessee's share of any and all increases beyond the initial lease year for Fire Insurance premiums paid by Lessor for coverage of the real property of the Center. Lessee's share shall be calculated by prorating among Lessee and other lessees of the Center and vacant but leasable space of the Center, based upon square footage of floor space, any and all such premium costs paid by Lessor during each Lease Year. Each such reimbursement shall be paid by Lessee to Lessor within fifteen (15) days after Lessor has first billed Lessee or, at Lessor's discretion, shall be paid in monthly increments, on the first day of each month, together with such other monthly payments as are provided for herein.

19. LIABILITY INSURANCE: Lessee shall procure, at Lessee's own expense, on or before the date of the commencement of the term of this Lease and shall maintain continuously during the entire term hereof, public liability insurance in the amount of 5,500,000.00 or more for the injury or death of any one person and 5,000,000.00 or more for the injury or death of any number of persons in any one accident and property damage liability insurance in the amount of 5,500,000.00 or more. All of said policies of insurance shall provide that among the insured thereunder shall be included Lessor herein and all other persons whom Lessor may be required to keep insured. All of said policies of insurance shall be obtained from companies satisfactory to Lessor and shall contain an endorsement that such insurance shall not be canceled except after ten days written notification to Lessor. Lessee shall deliver to Lessor certificates evidencing the insurance



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

      coverage herein provided for. Lessee shall pay the insurance premiums on all insurance coverage herein provided for when due.

20. PERSONAL PROPERTY TAXES AND REIMBURSEMENT FOR REAL PROPERTY TAXES: Lessee shall pay before delinquency any and all taxes, assessments, license fees and public charges levied, assessed, or imposed upon Lessee's fixtures, furniture, appliances, or personal property located in, upon, or about the demised premises, or on account of or by reason of any business or other activity conducted by Lessee in, upon or about the demised premises. Lessee further covenants during the term of this Lease to reimburse Lessor for increases beyond the initial lease year for Lessee's share of any and all property taxes and assessments levied upon the land and improvements of the Center, which such share shall be calculated by prorating among Lessee, other lessees of the Center and vacant but leasable space of the buildings of the Center, based upon square footage of floor space, all those real property taxes and assessments which may from time to time be levied upon the Center by the County and/or of Monterey, or by any other competent government body. Any such taxes and assessments which are payable by Lessee shall be paid by Lessee to Lessor within fifteen days after Lessor has first billed Lessee for such payments or, at the discretion of Lessor, shall be paid in monthly increments, on the first day of each month, together with such other monthly payments as are provided for herein.

21. DAMAGE OR DESTRUCTION OF DEMISED PREMISES: If the demised premises or the building in which they are situate are totally destroyed or damaged more than thirty percent in value by fire or the elements during the term of this Lease, Lessor shall thereupon have an election to terminate this Lease. If Lessor should exercise such election to terminate this Lease, all rights and obligations herein shall cease and terminate, except for rent and other sums accrued and unpaid to date of such destruction or damage. Written notice terminating this Lease pursuant to Lessor's aforesaid election shall be given to Lessee not later than sixty days after any such damage or destruction. If the demised premises or the building in which they are situate be so damaged by fire or the elements and Lessor does not exercise Lessor's election to terminate said Lease as hereinabove provided, and Lessor restores said demised premises at its own expense, then this Lease shall remain in full force and effect. In the event that repairs are to be made pursuant to this paragraph. Lessor shall be entitled to and shall have possession of the necessary parts of said premises for such purpose, and if there is any substantial interference with Lessee's, business on account of such repairs. Lessee shall be entitled to a proportionate reduction of rent during the time that said repairs are being made. If Lessor should elect to repair or rebuild because of any damage or destruction, as hereinabove provided. Lessor's obligation shall be limited to restoration of the demised premises or the building in which they are situate to a condition similar to that provided by Lessor at the commencement of the term hereof, or to any reasonable substitute therefor so long as such substitute meets applicable Code requirements, and Lessee shall fully repair or replace all exterior signs, trade fixtures, equipment, display cases, and other installations originally installed by Lessee at its own expense including but not limited to all of Lessee's betterments and leasehold improvements.

22. PROHIBITED ACTS: Lessee covenants not to do and not permit to be done, anything in, on or about the premises, and not to bring, nor keep anything therein which will in any way affect fire or other insurance upon the entire property, building, or any of its contents other than as shall be specifically allowed elsewhere in this Lease, nor which will violate any law or regulation which now may be or which in any way may obstruct or interfere with the rights of others, or injure, or annoy them. Lessee and Lessor further covenant that should there be an increase in fire or other insurance rates on any insurance held by Lessor on the demised premises which increase is caused by or is attributable to the equipment, installations, alterations, or the business conducted by Lessee, the monthly rental to be paid by Lessee shall be raised correspondingly to cover the increase in such insurance rates.


23. INSPECTION: Lessor and Lessor's agents shall have the right to enter into and upon the demised premises at all reasonable times, and in emergencies at all times, for the purposes of inspecting the same, protecting Lessor's reversion, making repairs, additions, or alterations to the premises or to any property owned or controlled by Lessor, or, for any lawful purposes. At any time within ninety days prior to the expiration of the term hereof, Lessor shall have access to the premises for the purpose of exhibiting them to prospective tenants for their inspection and for posting for lease or for rent signs upon the premises.

24.   BANKRUPTCY OR INSOLVENCY:
      1) If Lessee should execute a voluntary assignment hereof without the written consent of Lessor first had and obtained, or, if there should occur any assignment hereof by operation of law



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

            on account of any act of Lessee, or, if Lessee, or any member of Lessee if Lessee be a partnership or joint venture, should file any petition in bankruptcy or any petition for extension or composition of creditors, or become insolvent, or make any assignment of any of Lessee's property for the benefit of Lessee's creditors, or, if any involuntary bankruptcy proceedings should be initiated against Lessee and Lessee fails to obtain the dismissal of such proceedings within ninety days after same are filed or, if any receiver be appointed of the business or of the assets of Lessee, this Lease, at the election of Lessor, shall thereupon immediately terminate, and said lease or any interest in said leasehold shall not be assignable by any process of law, or be treated as an asset of Lessee thereafter, nor shall it pass under the control of any trustee or assignee of Lessee by virtue of any such proceeding or act of Lessee. If any such act or proceeding shall occur, Lessor may terminate this Lease by the mailing of written notice to the Lessee's Address For Notice as shown in Exhibit A attached hereto, stating Lessor's election to so terminate, and all rights of Lessee hereunder shall thereupon terminate, and Lessor may promptly re-enter upon said premises.

      2) Lessee shall not at any time during the term hereof permit its net worth, determined in accordance with generally accepted accounting principles consistently applied, to fall below 550,000. If Lessee defaults in the payment of any installment of rent or of any other monies due to Lessor under the terms of this Lease, Lessee shall deliver to Lessor, within five calendar days after demand by Lessor, a balance sheet of Lessee as of a date not more than thirty days prior to the first day of the month during which said installment of rent or other payment was due hereunder, certified by Lessee to present fairly the financial position of Lessee as of the date of such balance sheet. If Lessee fails to deliver its balance sheet in accordance with the provisions of the preceding sentence, Lessee shall conclusively be deemed to be in default of this Lease under the first sentence of this paragraph and, since the obligations of Lessee under this paragraph are a material obligation of Lessee's tenancy under this Lease, Lessor shall, upon such default, have the right to terminate this Lease immediately by written notice of termination handed or mailed to Lessee. Lessee expressly agrees that upon receipt of such notice of termination of Lease under the provisions of this paragraph, Lessee will peaceably and quietly vacate the premises no later than thirty days after the dispatch by Lessor of such notice to Lessee.

25. DEFAULT AND RE-ENTRY: If Lessee defaults in the payment of any rent as required hereby to be paid or, if Lessee defaults in the performance of any term, covenant, condition, or obligation required hereby to be performed by Lessee and such default continues for a period of ten days after written notice is mailed to Lessee of such default, then, in addition to any other remedy Lessor may have by operation of law. Lessor shall have the right, without any other or further notice or demand, to enter upon the premises, and eject all persons from the premises and remove all property therefrom, using such lawful force as may be necessary to so do, in which case Lessor shall not be responsible for the care or safety of persons or property so removed and Lessee hereby waives any and all claim for loss or damage to property or persons so removed from the demised premises by Lessor pursuant hereto, and Lessor, in the case of any such default by Lessee in the payment of rent or in the performance of any one of the terms, covenants, conditions, or obligations herein contained, may declare this Lease terminated, take possession as above provided, and retain all prepaid rentals and other prepaid expenses or deposits as Lessor's damages or Lessor may, without terminating this Lease or declaring a forfeiture of Lessee's rights hereunder, retain all prepaid rentals and other prepaid expenses or deposits, re-let the premises or any part thereof, as the agent and for the account of Lessee upon such terms and conditions as Lessor may deem advisable, either with or without any unattached equipment or fixtures left remaining in the demised premises by Lessee, in which event the rents received on such re-letting and retained prepayments or deposits shall be applied first to the expenses of such re-letting and collection of rent, including any necessary renovation and alteration of the premises, and reasonable attorney's fees, and any actual real estate commissions paid, and thereafter the balance of any such rents, retained pre-payments or deposits shall be applied to the payment of all sums due or to become due to Lessor hereunder and, if a sufficient sum shall not be thus realized to pay such sums and other charges. Lessee shall pay to Lessor any deficiency monthly, notwithstanding Lessor may have received rental in excess of the rental stipulated in this Lease in previous or subsequent months, and Lessor may bring an action therefor as such monthly deficiency shall arise, in which event Lessor shall be entitled to recover reasonable attorney's fees for commencing and prosecuting such suit. Lessor shall be entitled to each and all of Lessor's remedies, and the election to proceed with one may not be construed as excluding the subsequent use of any other. The remedies herein granted to Lessor shall not be construed to be any limitation of any rights, or remedies otherwise available to Lessor, but shall be construed to be in addition thereto. Any reentry by Lessor as aforesaid shall be allowed by Lessee without hindrance and Lessor shall not be liable in damages



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

      for any such reentry, or be guilty of trespass or forcible entry. In the event Lessee breaches this Lease, whether or not he abandons the demised premises, this Lease shall continue in effect for so long as Lessor does not terminate Lessee's right to possession, and Lessor may enforce all of its rights and remedies under said Lease, including the right to the rental provided for herein as it becomes due under this Lease. In the event Lessor terminates Lessee's right to possession of the demised premises, any damages Lessor may recover for Lessee's default of rent or other agreement contained herein shall include the worth at the time of the award of such damages of the amount by which the unpaid rent for the balance of the term after the time of the award of such damages exceeds the amount of such rental loss for the balance of the term of which Lessee proves could be reasonably avoided.

26. LESSOR-LESSEE LIABILITY: Lessor shall not be liable for any loss or damage that may result to any property belonging to Lessee, located in, on, or about said demised premises from any cause whatsoever, nor shall Lessor be liable for any damage or injury to any person or property occurring or arising in, on, or about the demised premises from any cause whatever. Lessee hereby covenants to save and hold Lessor, his agent or manager harmless from and to defend Lessor against any suit or claim or demand for damage or injury to any person or properties sustained in, on, or about the demised premises from any cause whatever during the term hereof.

27. LATE PAYMENT CHARGES AND INTEREST ON DELINOUENCIES: Time is of the essence of each and every obligation, covenant and condition of this Lease. In addition to any other remedies of which Lessor may avail itself. Lessor shall be entitled to the following late payment penalties: If Lessee fails to pay to Lessor any payment or any portion thereof that becomes due under the terms and conditions of this Lease by 5:00 PM on the fifth day after such payment has become so due, then Lessee agrees to pay to Lessor a one-time late payment fee of the greater of 10X of the overdue amount or 5,100.00. In addition to the aforesaid late payment fee, Lessee also agrees to pay to Lessor on the first day of each month during and after the term of this Lease, on any amounts then still overdue, interest at the rate of the lesser of one percent per month (12X per annum) or the maximum rate permitted by law. The forgoing shall apply to any and all payments that Lessor may from time to time be entitled to receive from Lessee under the various provisions of this Lease and which are not received by Lessor within five days of their respective due dates as specified herein. Lessor may bill Lessee from time to time for any such late payment fees or interest then owing and Lessee shall pay to Lessor the full amount of such billed fees or interest within five days of receipt of such bill. Failure of Lessor to so bill Lessee shall not relieve Lessee of Lessee's obligation to pay such fees and interest to Lessor.

28. ATTORNEYS' FEES: If either party hereto should bring suit against the other party hereto for the breach of any term, covenant, condition or obligation herein contained to be kept, by such other party, for the recovery of any sum due hereunder, or to recover possession of the premises, or for any summary action for forfeiture of this Lease, or to prevent further violations of any of the terms, covenants, conditions or obligations, or, for any other relief, then the prevailing party in such suit for summary action shall be entitled to a reasonable attorney's fee to be fixed by the court.

29. NON-WAIVER OF BREACH: Lessor's failure to take advantage of any default or breach of covenant on the part of Lessee shall not be construed to be a waiver thereof: nor shall any custom or practice which may grow up between the parties hereto in the course of administering this Lease be construed to waive or to lesson the right of Lessor to insist upon the performance of any and all terms, covenants, conditions, and obligations hereof, or to exercise any right given Lessor on account of any default. A waiver of a particular breach or default shall not be deemed to be a waiver of the same or any other subsequent breach or default. Lessor's consent to or the approval of any act by Lessee requiring Lessor's consent or approval shall not be deemed to waive or render unnecessary Lessor's consent to or approval of any subsequent or similar act by Lessee.

30.   CONDEMNATION:
      1) If title to all of the premises is taken for any public or quasi public use under any statute, or by right of eminent domain, or by private purchase in lieu of eminent domain, or if title to so much of the premises is so taken that, in the sole opinion of Lessor, a reasonable amount of reconstruction of the premises will not result in the premises being a practical improvement, or reasonably suitable for Lessee's continued occupancy for the uses and purposes for which the premises are leased, then, in either event, this Lease shall terminate on the date that possession of the premises, or part of the premises, is taken, unless Lessor elects that said lease continue.



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

      2) If this Lease continues under provisions of paragraph A. above, the Then-Fixed Rent shall be reduced in the same proportion that the floor area of the portion of the premises so taken (less any additions to the premises by reconstruction) bears to the original floor area of the premises. Lessor shall, at Lessor's own cost and expense, make all necessary repairs or alterations to the building in which the premises are located so as to constitute the portion of the building not taken as a useable unit. There shall be an equitable abatement of rent during such restoration period.

      3) All compensation awarded or paid upon a total or partial taking of the fee title of the premises shall belong to Lessor, whether such compensation be awarded or paid as compensation for diminution in value of the leasehold or of the fee provided, however, that Lessor shall not be entitled to any award made to Lessee for depreciation or damage to, or cost of removal of stock and fixtures, if any.

      4) Each party agrees to execute and deliver to the other all instruments that may be required to carry out the provisions of this paragraph, and Lessee shall assign to Lessor and appoint Lessor to act for Lessee in all matters of condemnation except for Lessee's specific rights to damages as set forth in C. above.

31. UTILITIES: Lessee will, during the term of this Lease or any extensions or holdover periods thereof, pay for all charges for utilities and sanitary services furnished to or performed upon the demised premises including but not limited to electricity, gas, telephone, water, sewer, including MRWPCA charges and city surcharges, garbage, trash, insect and rodent control. Lessee shall, if feasible, pay for the above services directly to the public utility or other supplier. In the case of MRWPCA charges which are attributable to the demised premises but are billed to Lessor, Lessee agrees to reimburse Lessor as provided for herein. Lessor makes no representation or warranty whatsoever as to the availability of water, gas, electricity, or any other utility service for Lessee's intended use and Lessee acknowledges that Lessee has made Lessee's own investigation with respect to the availability of any and all utility services required by Lessee and that Lessee is satisfied with respect to such availability and that Lessor has no obligation whatsoever with respect thereto. To the extent that such is permissible or can be accomplished, from time to time, in accordance with applicable rules and regulations, and in Lessor's sole opinion at reasonable cost. Lessor shall use Lessor's best efforts to obtain, install and pay for an individual meter for each of the utility services required by Lessee upon Lessee's demised premises. If, for any reason, Lessor cannot obtain an individual or separate meter for Lessee's demised premises, then Lessor shall utilize Lessor's best efforts to make any such required utility services available to Lessee through Lessor's existing meters and Lessor shall bill to Lessee and Lessee shall pay to Lessor within ten days of a statement therefor such amount as lessor shall determine to be Lessee's fair and equitable share of any such utilities and Lessor's determination in this regard shall be final, binding and conclusive upon Lessee.

32. HEIRS AND ASSIGNS: Except as herein otherwise provided, all terms, conditions, covenants and obligations contained in this Lease shall be binding upon and inure to the benefit of the heirs, successors, legal representatives and assigns of the parties hereto.

33. NOTICES: All notices, statements, demands, requests, approvals, authorizations, offers, agreements, appointments or designations under this Lease by either party to the other shall be in writing and shall be served personally upon the other party or deposited in the United States mail, certified mail, return receipt requested, postage prepaid, and addressed to Lessee at Lessee's Address For Notice as it appears on Exhibit A attached hereto, or to such other address as Lessee may from time to time designate to Lessor in writing, and addressed to Lessor at A.
      G. Davi, Ltd., Post Office Box 2350, Monterey, California, 93942-2350, or at such other address as Lessor may from time to time designate to Lessee in writing.

34. CONSTRUCTION: Each term, covenant, condition and obligation of this Lease to be performed by Lessee shall be construed to be both a covenant and a condition.

35. LAYOUT OF ME DEMISED PREMISES AND SURROUNDING AREA OWNED BY LESSOR: Lessor does not guarantee a continuance of the passage of light and air over the demised premises or over any of the real property adjoining the demised premises and Lessor expressly reserves all air space over the demised premises. Any reference in this Lease with respect to the location of buildings, open, controlled or other parking areas, and other improvements shall not be deemed to be a warranty or representation. Lessor hereby reserves the right at any time to make any alterations or additions to or to build additional stories on any presently existing buildings owned by Lessor. Lessor also reserves the right to construct other buildings or improvements upon the surrounding real property which may be owned by Lessor from time to time, and to make alterations or additions thereto and to build additional stories on any such buildings and to modify and



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      reallocate space within the center. Lessor further reserves rights-of-way and easements in, over, under, and through Lessee's demised premises for sprinkler and fire-detection system purposes, power and telephone lines, plumbing lines and conduits for all utilities, together with the right to locate, relocate, and maintain the same at any and all times and from time to time in, upon, over, or under Lessee's demised premises without any rebate of rent or liability for any interruption or disturbance caused by Lessor, its agents, servants or employees, or by any utility company employee or representative: provided, however, that Lessor shall use reasonable discretion in exercising its rights pursuant to this sentence.

36. NUMBER AND GENDER: When required by the context, whenever the singular number is used in this Lease, it shall include the plural, the masculine gender shall include the feminine and neuter genders, and the word "person" shall include corporation, firm, partnership, or association. If there be more than one Lessee, the obligations imposed herein upon Lessee shall be joint and several.

37. MARGINAL TITLES: The marginal headings or titles to the paragraphs of this Lease are not a part of this Lease and shall have no effect upon the construction and interpretation of any part of this Lease.

38. MODIFICATION AND VOIDANCE OF PRIOR AGREEMENTS: This instrument contains all the agreements and conditions made between the parties to this lease and may not be modified orally or in any other manner than by an agreement in writing signed by all of the parties to this Lease or other respective successor or successors in interest. This Lease supersedes any and all prior written and oral agreements between Lessor and Lessee, which such agreements, if any, are void and of no further effect.

39. TIME OF ESSENCE: Time is of the essence of each term, covenant, condition and obligation of this Lease.

40. PAYMENTS NOT IN SUBSTITUTION: Except as otherwise expressly stated, each payment required to be made by Lessee shall be in addition to and not in substitution for other payments to be made by Lessee.

41. CONVEYANCE BY LESSOR: If, during the term of this Lease, Lessor shall sell Lessor's interest in the demised premises, then from and after the effective date of such sale Lessor shall be released and discharged from any and all obligations and responsibilities under this Lease except those already accrued; provided, however, that any such purchaser shall assume all of Lessor's obligations to be performed hereunder, including the obligation to refund the security deposit at the expiration of this term.

42. SIGNS AND ADVERTISING: Except as herein provided, no sign, advertisement, or notice or other thing shall be inscribed, painted or otherwise displayed, or screens, awnings, shades, decorations, symbols, fixtures or any other thing affixed or placed on or about any part of the outside of the demised premises (or inside of the demised premises where such may be seen through windows or otherwise by passers-by) except of such color, size, or style, and in such place on or in said premises as shall first be fixed, designated and approved by Lessor in writing and Lessee hereby agrees that Lessor may at Lessor's discretion, at any time enter the demised premises and remove such thing that has not been so approved without the need to first consult with Lessee.

43. STATEMENT OF LESSEE: Lessee shall at any time and from time to time upon not less than fifteen days prior written request by Lessor, execute, acknowledge and deliver to Lessor a statement in writing certifying that this Lease is unmodified and in full force and effect if such is the fact (or if there has been any modification thereof that the same is in full force and effect as modified and stating the modifications) and the dates to which rentals and other charges have been paid in advance, if any. It is expressly understood and agreed that any such statement delivered pursuant to this paragraph may be relied upon by any prospective purchaser of the complex or estate of Lessor or by the mortgagee or assignee of any mortgagee of any mortgage or the trustee or beneficiary of any deed of trust constituting a lien upon the leased premises or upon property including the leased premises or any part thereof.

44.   CLEANING, JANITORIAL SERVICE, GARBAGE AND REFUSE COLLECTION AND
      REIMBURSEMENT: Lessor shall have no responsibility for the furnishing of any janitorial or cleaning service, to the demised premises. Janitorial and cleaning service within the demised premises and refuse collection shall be the sole responsibility and at the sole cost of Lessee. Lessee covenants and agrees to obtain sufficient janitorial and cleaning service, and refuse collection, to maintain the demised premises in a neat and orderly condition at all times. Lessee further agrees to deposit Lessee's refuse and garbage only in those areas designated in writing by Lessor from time to time. Lessor shall arrange for the collection and removal of Lessee's and other lessees' garbage and refuse which is so deposited, and shall advance on behalf of Lessee and other lessees the cost of such service. Lessor may bill Lessee and other lessees for their respective prorata shares of such costs, in which case Lessee agrees to reimburse Lessor for such advances within fifteen days of receipt of said bill. At Lessor's discretion such advances shall be paid by Lessee to Lessor in monthly increments on the first day of each month, together with such other monthly payments as are provided for herein.

45. ALTERATIONS/IMPROVEMENTS: Lessee shall not make any improvements on the property without Lessor's consent. In making any alterations that Lessee has a right to make. Lessee shall comply with the following:

      1) Lessee shall submit reasonably detailed plans and specifications of the proposed alterations before the commencement of such Lessor approved alterations.

      2) The alterations shall not commence until five (5) days after Lessor has received notice from Lessee stating the date the construction is to commence so that Lessor can post and record an appropriate notice of non-responsibility.

      3) The proposed improvements shall be approved by all the appropriate government agencies, and all applicable permits and authorizations shall be obtained before commencement of the alterations. All approved improvements shall be completed in the standard workmanship quality.

      4) The proposed improvements shall be approved by all the appropriate government agencies, and all applicable laws.

      5) Before commencing the alterations and at all times during construction, Lessee shall maintain insurance as provided for in paragraphs 18 and 19. In addition, contractor shall be licensed and insured and a Certificate of Insurance with liability insurance in the amount of 51,000,000.00 and Worker's Compensation Insurance shall be provided by Lessee's contractor to Lessor within 10 days prior to commencement of any work and said certificate shall name Lessor as additionally insured.

      6) Lessee shall pay all costs for construction done by it or caused to be done by it on the premises as permitted by this Lease. Lessee shall keep the improvements and land free and clear of all mechanics' liens resulting from construction done by or for Lessee.

46. SUBORDINATION: This Lease is and shall be subordinate to any encumbrance now of record or recorded after the date of this Lease affecting the building, other improvement, and land of which the premises are a part. Such subordination is effective without any further act of Lessee. Lessee shall from time to time upon request from Lessor execute and deliver any documents or instruments that may be required by a lender to effect any subordination. If Lessee fails to execute and deliver any such documents or instruments. Lessee irrevocably constitutes and appoints Lessor as Lessee's special attorney in fact to execute and deliver any such documents or instrument.

47.   HAZARDOUS MATERIALS:

      1) Hazardous Materials. Tenant shall not at any time during the term of this Lease use, generate, store, or dispose of, on, under or about the Premises any hazardous substance, hazardous waste, toxic substance, pollutants, contaminants, or related materials, ("Hazardous Materials"), except those, if any, listed in Exhibit "A", attached hereto and made a part hereof. For the purpose of this covenant, Hazardous Materials shall include, but shall not be limited to, substances defined as "hazardous substances" or "pollutants or contaminants" in the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, 42 U.S.C. Section 9601 etseq., those substances defined as "hazardous waste" by the Resource Conservation and Recovery Act, as amended, 42 U.S.C.Section 6901 et seq., and by Section 25117 of the California Health and Safety Code, and those substances defined as "hazardous substances" in Section 25316 of the California Health and Safety Code, and the regulations adopted and publication promulgated pursuant to said laws. Lessee shall indemnify, defend, and hold Lessor harmless from and against all liability, including all foreseeable and enforceable consequential damages, directly or indirectly arising out of the use, generation, storage or disposal of Hazardous Materials, including, without limitation, the cost of any required or necessary repair, clean-up or detoxification and the preparation of any closure or other required plans, to the full extent that such action is attributable, directly or indirectly, to the use, generation, storage or disposal of Hazardous Materials on the Premises at any time. Lessee shall provide written notice to the Lessor of any present or future hazardous substance release that Lessee Knows or has reasonable cause to believe is or will be present on or under the Premises, within a



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            reasonable period of time after such release is discovered or believed by the Lessee to be present. (See Health and Safety Code
            Section 25359.7)

      2) Hazardous Materials Report. Lessee agrees that if Lessee is unable for any reason to complete the certification provided for in Paragraph 1.3. below, Lessee shall obtain and deliver to Lessor within five days before or after the termination of this Lease a hazardous substance report concerning the Premises ("Hazardous Materials Report"), the purpose of which Hazardous Materials Report shall be to affirm that Lessee shall be in compliance with all applicable laws, ordinances, rules, regulations of any governmental agency having jurisdiction concerning the use, storage and/or dispositions of hazardous materials on the Premises at the termination of this Lease or any extension thereof. The Hazardous Material Report shall be obtained by Lessee at its sole cost and expense, for the purposes of this report, a "hazardous material" is defined as any substance the existence or effect of which is subject to Federal, State or Local regulation, investigation, correction or removal as potentially injurious to public health or welfare. Lessor and Lessee acknowledge that extensive Local, State and Federal legislation establishes broad liability upon owners and/or users of real property for the investigation and correction of such hazardous material conditions. The Hazardous Material Report shall be in writing, and shall be prepared by a licensed contractor or engineer competent to perform such investigation on behalf of Lessee. If the Hazardous Materials Report shall indicate a condition requiring correction or posing a potential liability to Lessor, Lessee shall forthwith cure the condition(s) specified in the Hazardous Materials Report at Lessee's sole cost and expense, prior to the termination of this Lease.

      3) Hazardous Materials Certification by Lessee. Lessee may elect to execute an indemnification agreement and notarized certification under penalty or perjury substantially as follows, in lieu of the report described in Paragraph 1.2 above:

            i) That no hazardous materials other than those if any, listed in Exhibit "A" have been introduced to the Premises.

            ii) That there be no spillage of hazardous materials listed in Exhibit "A" and that such materials have been properly stored in closed containers in accordance with the law.

            iii) That Lessee agrees to pay the cost of cleaning up any contamination resulting from Lessee's use or occupancy of the Premises and hold harmless and indemnify Lessor and Lessor's agents for any claims that result therefrom. Lessee shall deliver such certification to Lessor within five days before or after the termination for any reason of Lessee's occupancy of the Premises. If Lessee fails to so deliver such certification within the time required. Lessee shall comply with the provisions of Paragraph 1.2. above.


IN WITNESS WHEREOF, the parties hereto have set their hands on the date first hereinabove written.



LESSOR                               LESSEE
------                               ------
J.V. Rossi                           Cypress Bank



By:  /S/ A.G. Davi                           By:  /S/ Thomas Sa
   -------------------------------              -------------------------------
   A.G. Davi Ltd., Agent for Owner              Officer of Corporation




Date:         3/6/97                       Date:           3/3/97
     -----------------------------               ------------------------------

Exhibit "A"


Lease particulars (this page) and schematic location (next page-not to scale) of Demised premise, common area, located within 484 Lighthouse, Suite 101.102 and
103. Monterey, CA, 93940:


     1)    Lessee                   Cypress Bank, a California Corporation

     2)    Demised Premises         484 Lighthouse, Suite 101,
                                    and 103 Monterey, CA 93940

     3)    Approximate Term         36 Months

     4)    Commencement Date        3-1-97

     5)    Expiration Date          2-28-2000

     6)    Approximate Area of
           Demised Premises         1598 sq ft +/-

     7)    % of Occupancy           Not Applicable

     8)    Business Purpose         Retail Financial Institution

     9)    Security Deposit         $1997.00

     10)   Address for Lessee       484 Lighthouse, Suite 101&103
           Notice                   Monterey, CA 93940

     11)   Calculation of Monthly Payment:

                     Initial Fixed Rent        $ 1997.00
                     Garbage                   $   26.42
                     MRWPCA                    $    9.48
                     Initial Monthly Payment   $ 2032.90


     12) Due Upon Execution of Lease:

                     Security Deposit          $ 1997.00
                     Sec Dep Paid              $(1309.00)
                     Initial Payment           $ 2032.90
                     Total Due                 $ 2720.90

Exhibit "B"
                    (Schematic Drawing)
                    (Not to Scale)







                                                                     FIRST FLOOR

                             ADDENDUM NO. 1 TO LEASE


THIS ADDENDUM, is to that Lease for the premises known as 484 Lighthouse Avenue, Suite 10-1 &103, Monterey, California.

WHEREAS, this is an addendum to the Lease dated March 1, 1997, between J. V. Rossi, Lessor, and Cypress Bank, a California Corporation, Lessee, for the premises at 484 Lighthouse, Suite 101 and 103, Monterey, CA. 93940.

NOW THEREFORE, Lessor and Lessee do further agree as follows:

CONDITION TO LEASE. This Lease is conditioned upon satisfaction of the following:

      a. Lessee obtaining approval of this lease transaction and Lessee's contemplated use of the Premises by the Federal Deposit Insurance Corporation ("FDIC") and the State of California Department of Banking ("State Banking Department"). Presently, the Lessee is seeking and has applied for such approval from the FDIC and State Banking Department. If Lessee does not obtain approval of this lease transaction and Lessee's contemplated use by the FDIC or State Banking Department within (60) days after full execution of this Lease, then this Lease shall terminate.

      b. Lessee shall have First Right of Refusal to Lease approximately 250 sq.ft. of office space upstairs as soon as available.

      c. Lessee shall have the right to install an ATM on blank wall on far right of building. Lessee shall obtain proper permits and incur all costs.

      D. Lessee shall have the right to make existing space and new space one, including any removing and adding walls. Lessee shall incur all expenses. Lessee shall submit all plans to Lessor for approval.

PARKING. Lessee shall have six designated parking spaces. Lessee and Lessor agree that the Parking area shall be solely for the purpose of the daily parking of passenger automobiles owned, leased, controlled or authorized by Lessee, Lessor an other tenants. Lessee agrees to use such parking area solely for said purpose and in accordance with provisions of this agreement and releases Lessor of any obligation and all obligation or responsibility to prevent the use of said area by persons and vehicles not conforming to such purpose, not licensed by Lessor or not authorized by Lessee or other tenants. Lessee further release and indemnifies Lessor against any claims for loss or damage to vehicles, their occupants or contents which are parked or driven in the Parking Area or on other grounds of the Building. Lessee agrees to be responsible for policing parking and that parking will be limited to Lessee's assigned spaces.

TERMINATION OF LEASE. This Lease terminates the previous Lease signed and dated 12/27/96 between J.V. Rossi, Lessor, and Cypress Bank, Lessee for the premises at 484 Lighthouse, Suite 101, Monetery, Ca, 93940.

IN WITNESS WHEREOF, the parties hereto have executed this Addendum to be effective,March 1, 1997.

LESSOR:                                   LESSEE:
J.V. Rossi                                Cypress Bank, a California Corporation

   /s/ A.G. Davi                               /s/ Thomas Sa
--------------------------------          --------------------------------------
A.G. Davi, LTd., Agent for Owner          Officer of Corporation
Date: 3/6/97                              Date:  3/7/97

                              OPTION TO EXTEND TERM


     If Lessee is not in default in the performance of any of Lessee's obligations hereunder, Lessor hereby grants to Lessee an option to extend the term of this Lease, subject to similar terms and conditions thereof, for an additional period, of three years, such additional term to commence upon the date following the final day of the original term granted herein, and subject to the agreement of the fair market rental for such option period by Lessor and Lessee. To exercise Lessee's option, Lessee shall give to Lessor notice in writing by registered or certified mail, postage prepaid with the return receipt requested, addressed to Lessor at Lessor's address for notice provided herein, not sooner than eight (8) months prior to the expiration of the original term hereof and not later than six (6) months prior to the expiration of the original term hereof. Upon receipt of the notice of Lessee's exercise of said option, Lessor and Lessee shall endeavor to reach an agreement upon the rental for the term of said option period. If such agreement cannot be accomplished sixty (60) days prior to the date on which the term of said option period commences, the option right is hereby terminated. Lessee agrees to permit a "For Lease" sign in window of demised premise, if agreement is not reached, as required above.

IN WITNESS WHEREOF, the above-named parties hereto have: A) set their hands the date first hereinabove written, B) acknowledge receipt of a copy hereof, and C) have read, understand and agree to all of the above.


LESSOR                                    LESSEE
J.V. Rossi                                Cypress Bank, a California Corporation

  /s/ A.G. Davi                            /s/ Thomas Sa
--------------------------------          --------------------------------------
A.G. Davi, Ltd., Agent for Owner          By Officer of Corporation
Date:  3/6/97                             Date:  3/7/97